UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 11, 2025
Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights

       On December 11, 2025, at a duly called meeting of the board of directors (the “Board”) of ECD Auto Design, Inc. (the "Company"), the Board adopted a resolution to amend the Company’s Bylaws to reduce the quorum requirement to hold a stockholder meeting for the transaction of business from a majority of the outstanding shares of capital stock of the Company entitled to vote at the meeting to 33 1/3 percent of the outstanding shares of capital stock of the Company entitled to vote at the meeting.

The foregoing description of the Amendment to the Second Amended and Restated Bylaws of ECD Automotive Design, Inc. is qualified in its entirety by reference to the full text of the Amendment to the Second Amended and Restated Bylaws of ECD Automotive Design, Inc., which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2025, the Company entered into Amendment No. 1 to the Employment Agreement (the "Amendment") with Scott Wallace, the Company's Chief Executive Officer, amending his employment agreement dated December 12, 2023 (the "Employment Agreement").  Pursuant to the Amendment, the term of Mr. Wallace's employment was extended for an additional two-year period, commencing on December 12, 2025 and continuing through December 12, 2027, unless terminated in accordance with the terms of the Employment Agreement.  In addition, effective December 12, 2025, Mr. Wallace’s annual base salary was temporarily reduced by ten percent (10%). The Company will review and reassess this temporary salary reduction on a quarterly basis and may, in its sole discretion, continue, modify, or discontinue the reduction. Except as expressly amended, all other terms and conditions of the Employment Agreement remain unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of Amendment No. 1 to the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 12, 2025, the Company issued a press release announcing the Company has signed an agreement to assume select builds from a regional 4x4 restoration and modification shop servicing the southern New England market.  (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

         As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
3.1*	Amendment to the Second Amended and Restated Bylaws of ECD Automotive Design, Inc.
10.1*	Amendment No. 1 to Employment Agreement between ECD Auto Design, Inc. and Scott Wallace dated December 12, 2025
99.1**	Press Release dated December 12, 2025
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Scott Wallace
	Name:	Scott Wallace
	Title:	Chief Executive Officer